                                                                  Exhibit 10.17
                         INTERPORE INTERNATIONAL, INC.

              SCHEDULE OF PARTIES TO FORM OF EMPLOYMENT AGREEMENT

            Name                                 Title                               Date
            ----                                 -----                               ----
David C. Mercer        Chairman of the Board, Chief Executive Officer         July 31, 2000
Joseph A. Mussey       President and Chief Operating Officer                  July 31, 2000
Richard L. Harrison    Sr. Vice President, Finance, Chief Financial Officer   July 31, 2000
Maxwell R. Simmonds    Sr. Vice President, Sales and Marketing                July 31, 2000
Edwin C. Shors, Ph.D   Vice President, Research and New Technology            July 31, 2000
Philip A. Mellinger    Vice President, Product Development                    July 31, 2000
R. Park Carmon         Vice President, Operations                             August 30, 2000

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